1
This presentation is not complete without the accompanying statements made by management on May 22, 2008. A replay is available on PG&E Corporation’s homepage at www.pge-corp.com.
Investor Conference
  May 22, 2008
  Sonoma, California
PG&E Corporation
Investor Conference
May 22, 2008
Sonoma, California

This presentation contains forward-looking statements regarding management’s guidance for PG&E Corporation’s 2008 and 2009 earnings per share from operations, targeted compound average growth rate for earnings per share from operations over the 2007-2011 outlook period, as well as management’s projections regarding
Pacific Gas and Electric Company’s (Utility) capital expenditures, rate base and rate base growth. These statements are based on current expectations which management believes are reasonable including that the Utility’s rate base averages $18.2 billion in 2008 and $20.3 billion in 2009, that the Utility earns at least its authorized rate of return on equity, that the Utility’s ratemaking capital structure is maintained at 52 percent equity, and that the Utility is successful in implementing its initiatives to become more efficient and reduce costs. Actual results may differ materially. Factors that could cause actual results to differ materially include:
 ▪ The Utility’s ability to manage capital expenditures and operating costs within authorized levels and recover costs through rates in a timely manner;
 ▪ the outcome of regulatory proceedings, including pending and future ratemaking proceedings at the California Public Utilities Commission (CPUC) and
 the Federal Energy Regulatory Commission;
 ▪ the adequacy and price of electricity and natural gas supplies, and the ability of the Utility to manage and respond to the volatility of the electricity and natural gas markets;
 ▪ the effect of weather, storms, earthquakes, fires, floods, disease, other natural disasters, explosions, accidents, mechanical breakdowns, acts of terrorism, and other events or hazards on the Utility’s facilities and operations, its customers, and third parties on which the Utility relies;
 ▪ the potential impacts of climate change on the Utility’s electricity and natural gas business;
 ▪ changes in customer demand for electricity and natural gas resulting from unanticipated population growth or decline, general economic and financial market conditions, changes in technology including the development of alternative energy sources, or other reasons;
 ▪ operating performance of the Utility’s Diablo Canyon nuclear generating facilities (Diablo Canyon), the occurrence of unplanned outages at Diablo
 Canyon, or the temporary or permanent cessation of operations at Diablo Canyon;
 ▪ whether the Utility is able to maintain the cost efficiencies it has recognized from the completed initiatives to improve its business processes and customer service, and identify and successfully implement additional cost saving measures;
 ▪ whether the Utility incurs substantial unanticipated expense to improve the safety and reliability of its electric and natural gas systems;
 ▪ whether the Utility is able to achieve the CPUC’s energy efficiency targets and timely recognize any incentives the Utility may earn;
 ▪ the impact of changes in federal or state laws, or their interpretation, on energy policy and the regulation of utilities and their holding companies;
 ▪ the impact of changing wholesale electric or gas market rules, including the California Independent System Operator’s new rules to restructure the
 California wholesale electricity market;
 ▪ how the CPUC administers the conditions imposed on PG&E Corporation when it became the Utility’s holding company;
 ▪ the extent to which PG&E Corporation or the Utility incurs costs and liabilities in connection with litigation that are not recoverable through rates, from third parties, or through insurance recoveries;
 ▪ the ability of PG&E Corporation and/or the Utility to access capital markets and other sources of credit in a timely manner on favorable terms;
 ▪ the impact of environmental laws and regulations and the costs of compliance and remediation;
 ▪ the effect of municipalization, direct access, community choice aggregation, or other forms of bypass;
 ▪ The impact of changes in federal or state laws, policies or regulations; and
 ▪ other risks and factors disclosed in PG&E Corporation’s and the Utility’s 2007 Report on Form 10-K and other reports filed with the SEC.
Cautionary Language Regarding
Forward-Looking Statements

May 22, Morning Session 9:00 a.m. -Noon

- Performance Outlook (Peter Darbee, Chairman, CEO, President, PG&E Corporation)
- Financial Review (Chris Johns, Sr. VP, CFO and Treasurer PG&E Corporation)
- **Break**
- Operational Performance (Bill Morrow, CEO and President, Pacific Gas and Electric and Jack Keenan, COO, Pacific Gas and Electric)
- Conclusion (Peter Darbee)
- Q&A
- **Lunch**

May 22, Afternoon Session 1:15 p.m. - 4:30 p.m.

- Regulatory Overview (Tom Bottorff, Sr. VP Regulatory Relations)
- Reliability Overview (Ed Salas, Sr. VP Engineering & Operations, Geisha Williams, Sr. VP Energy Delivery)
- Customer Care Overview (Helen Burt, Sr. VP Customer Care, Brad Whitcomb, VP Marketing & Customer Innovations)
- Procurement Overview (Fong Wan, VP Energy Procurement, Roy Kuga, VP Energy Supply)

Agenda For Today

Performance Outlook

Peter Darbee
Chairman, CEO and President, PG&E Corporation

Today’s Key Takeaways
▪ PG&E has a plan to deliver on its financial
 objectives
▪ Management is committed to execute on plan
▪ PG&E is on track to achieve its guidance

Top 5 Analyst Questions
1. How will you achieve 8% growth rate?
2. What are the risks to your growth targets?
3. How are you achieving your efficiency
 improvements?
4. What is the CapEx outlook?
5. What are your equity and financing needs?

 8% CAGR in EPS
PCG: Investment Case
▪ PCG offers competitive growth in a constructive
 regulatory environment with an attractive valuation:

 ▪ $13 billion planned CapEx 2008-2011
 ▪ 85% of CapEx approved
 ▪ 11.45% weighted ROE on 52% equity
 ▪ High-performing, low-carbon generation
 ▪ Decoupled revenues
 ▪ Sustainable dividend, growing in-line with EPS

Our Vision and Values

OUR VISION	The leading utility in the United States
OUR GOALS	Delighted Customers Energized Employees Rewarded Shareholders
OUR STRATEGIES	Operational Excellence Transformation
OUR VALUES	• We act with integrity and communicate honestly and openly • We are passionate about meeting our customers' needs and delivering for our shareholders • We are accountable for all of our own actions: these include safety, protecting the environment, and supporting our communities • We work together as a team and are committed to excellence and innovation • We respect each other and celebrate our diversity

PG&E Vision

PG&E Goals
▪ Customer Loyalty
▪ Employee Engagement
▪ Environmental Leadership
▪ Deliver for Shareholders

Exhibit 99

▪ Climate change, GHG legislation and energy
 independence
 ▪ Founding member of U.S. Climate Action Partnership and a
 leading voice in global climate change

▪ Commitment to renewable energy sources
 ▪ Over 1,000 MW of contracted solar capacity
 ▪ “First look” at new technologies
▪ Environmental stewardship
 ▪ Nationally-recognized plan for cost-effective construction and maintenance in compliance with endangered species
 requirements.
Environmental Leadership

Customer and Community Focus
▪ Climate Smart
▪ Corporate Citizenship
 ▪ Supplier Diversity Award
 ▪ E-Source: Website ranked 1 of 111
▪ Habitat for Humanity
 ▪ $1.2 M in solar installations

2008 Business Priorities
▪ Deliver on Financial Objectives
▪ Focus on Customer Service and Satisfaction
▪ Identify and Capture Operating Efficiencies
▪ Ensure Workforce Readiness and Alignment
▪ Improve System Reliability

Financial Objectives
Chris Johns
Senior Vice President, CFO, Treasurer, PG&E Corporation

2008 Business Priorities
▪ Deliver on Financial Objectives
▪ Focus on Customer Service and Satisfaction
▪ Identify and Capture Operating Efficiencies
▪ Ensure Workforce Readiness and Alignment
▪ Improve System Reliability

Delivering on Financial Objectives
▪ Invest in needed infrastructure
▪ Ensure adequate liquidity
▪ Meet EPS targets
▪ Generate strong cash flow

$3.60
$3.20
$2.80
$2.40
$2.00
2007
2008 Estimated
2009 Estimated
Guidance Range

EPS from Operations*
* Reg G reconciliation to GAAP for 2007 EPS from Operations, and 2008 and 2009 EPS Guidance available in Appendix and at
 www.pge-corp.com
Confirming EPS Guidance
▪ EPS from Operations Guidance:

 ▪ 2008 guidance of $2.90-$3.00 per share
 ▪ 2009 guidance of $3.15-$3.25 per share
 ▪ 8% targeted CAGR 2007-2011

Achieving 8% Growth Target

Componentsof CompoundAverage Growth Rate 2007-2011

Other Drivers
(0% to +1%)
Efficiency Savings
CEE Incentives
Holding Company
Leverage
2011

2007
Base
Forecast
Rate Base
Growth
(+9% to 10%)
Add’l CapEx
(+1 to 3%)
New Shares
(-3% to- 5%)
$2.70-
$2.80
8% CAGR
2007- 2011
8%
10%
6%
2007
Guidance {
Range
% CAGR
2007-2011

$ MM
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
Common Plant
$260
$230
$200
$250
SmartMeter Program
$260
$330
$260
$220
Gas Transmission
$230
$200
$175
$200
Electric Transmission
$550
$580
$660
$750
Generation
$1,100
$750
$530
$260
Distribution
$1,300
$1,200
$1,200
$1,350
2008
2009
2010
2011
Projects not included in forecasts include: SmartMeterTM Upgrade, Cornerstone
Improvement Program, additional generation and gas pipeline investments, and BC
Transmission
$3.7 B
$3.6B
$3.3 B
$3.3 B
$3.0 B
$3.2 B
$3.0 B
$3.4 B
Prior Forecast Levels
Capital Expenditure Outlook

Weighted Average Annual Rate Base*
Prior Vs. Current Forecast

Prior Forecast**
Current Forecast
$ B
30.0
25.0
20.0
15.0
10.0
5.0
0.0
18.6
18.3
20.8
20.4
22.6
22.1
24.1
23.9
2008
2009
2010
2011

• Projected 2008-2011 rate base is not adjusted for the impact of the carrying cost credit that primarily results from the second series of the
 Energy Recovery Bonds. Earnings will be reduced by an amount equal to the deferred tax balance associated with the Energy Recovery
 Bonds regulatory asset, multiplied by the Utility's equity ratio and by its equity return. This rate base offset carrying cost declines to zero when the taxes are fully paid in 2012.
**Prior Forecast issued December 21, 2007
Rate Base Growth

Cumulative Earnings Drivers 2008-2011	December 2007 Forecast	Included in Current Operating Plan	Additional Opportunities
Additional Rate Base Investment	$125- $175	-	$200- $250
CEE Program Incentives	$100- $200	$90- $130	-
Operational Changes and Efficiencies	$110- $200	$100- $140	$50- $110
TOTAL	$335- $575	$190- $270	$250- $360

Pre-Tax Earnings ($ MM)
Additional Earnings Drivers

Additional CapEx
Proposed Projects Above 2008-2011 Base CapEx Forecast
▪ SmartMeterTM  Program Upgrade
 ▪ $460 MM capital
 ▪ Approval expected by year-end 2008
▪ Cornerstone Improvement Program (Enhanced Reliability Investment)
 ▪ $800 MM capital 2008-2011
 ▪ $1.5 B capital investment beyond 2011
 ▪ CPUC action requested by 1/1/2009
▪ BC Transmission
 ▪ Recovery of costs approved by FERC
 ▪ Working on multi-utility partnership for development of the project
 ▪ $5+ B potential, with PG&E’s share at 1/3 to 1/2
▪ New Generation
 ▪ Prior RFO shortfalls
 ▪ RFO for 2006-2016 period issued April 2008 for 800 - 1200 MW
 ▪ Renewable investment opportunities
▪ Pacific Connector LNG Pipeline
 ▪ ~$50 MM capital 2008-2011
 ▪ FERC approval expected by year end

Current-state	Performance Value
Multi-year operating plan	▪ Rigorous comprehensive process ▪ Both tactical and strategic view
Business Reviews	▪ Real-time decisions ▪ Sr. management dialogue and engagement
Project governance	▪ Holistic approach ▪ Multi-functional business case reviews, approvals and follow up
Efficiency Fund	▪ Current year funds invested for future year benefits

All current-state processes include integrated analysis with disciplined tracking and follow up to minimize surprises and ensure planned results
Improved Operational Planning

Operational Changes and Efficiencies in
Current Operating Plan
+ Economic Stimulus Act of 2008
+ Resolution of outstanding tax audits
+ Settlement of outstanding generator claims
- Delay in electric transmission project (C3ET)
+ Workforce reductions
+ Strategic sourcing
+ Cash cycle management
+ Inventory management
+ Fleet management
+ Real estate optimization

Energy Efficiency Incentives
▪ Guidance assumes:
 ▪ $90 - $130 MM in Energy Efficiency Incentives 2008-2011
 ▪ 2 years in 2008, 1 year in 2009, hold-back in 2010, 2 years in
 2011
▪ 2006-2008 Program effectiveness phase (“net-to-gross
 issues”) to be finalized by CPUC summer 2008
▪ Program goals for 2009-2011 to be finalized second half of
 2008

Cash Flow

Cashflow From Operations
CapEx
Net Cash Flow
$4,000
$3,000
$2,000
$1,000
$0
-$1,000
-$2,000
$ MM
2007
2008
2009
2010
2011

*Net cash flow = Cash flow from ops less CapEx, values reflect the mid-point of forecast range
Cash Flow Projections

2007 Actual	2008 Low		2008 High	2009 Low		2009 High	2010 Low		2010 High	2011 Low		2011 High
Cash from operations*	1,953	3,225	to	3,125	2,275	to	2,175	2,400	to	2,250	2,825	to	2,675
Capital Expenditures	(2,768)	(3,650)	to	(3,750)	(3,275)	to	(3,375)	(2,975)	to	(3,125)	(2,975)	to	(3,125)
Change in Debt and Preferred Stock	911	825	to	975	1,350	to	1,450	625	to	775	750	to	900
Equity free cash flow	96	400	to	350	350	to	250	50	to	(100)	600	to	450
Less: Corporate common stock dividends paid	(496)	(525)	to	(550)	(575)	to	(625)	(650)	to	(700)	(750)	to	(800)
Net Utility Equity Requirements	(400)	(125)	to	(200)	(225)	to	(375)	(600)	to	(800)	(150)	to	(350)

Financing Needs 2008-2011 in $MM
* excludes cash from Energy Recovery Bond and Rate Recovery Bond revenues
Cash Flow and Equity Needs

Dividend Policy
▪ Objectives:
 ▪ Flexibility
 ▪ Sustainability
 ▪ Comparability
▪ Payout ratio range of 50% - 70%

▪ Growth balanced with funding for additional
 investment opportunities

Financial Assumptions 2008-2011
▪ Capital expenditure base forecast reflects projects that are highly likely or already approved
▪ CPUC authorized ROE is 11.35% and Utility earns at least 12% at FERC on projected rate base
▪ Ratemaking capital structure maintained at 52% equity
▪ Additional capital expenditures, CEE incentives, and operational efficiencies consistent with earnings targets
▪ Resolution of FERC generator claims in 2009-2011 results in financing needs

Key Financial Takeaways
▪ Delivering on Near-term EPS Guidance and 8% CAGR
▪ Investing in Attractive Rate Base Opportunities
▪ Utilizing Operating Efficiencies, Incentive Earnings and
 Leverage Effectively
▪ Delivering Strong Cash Flow and Liquidity
▪ Sustaining a Comparable Dividend

Managing the Business

Bill Morrow
President and CEO, Pacific Gas and Electric Company

2008 Business Priorities
▪ Deliver on our EPS Goals
▪ Focus on Customer Service and Satisfaction
▪ Identify and Capture Operating Efficiencies
▪ Ensure Workforce Readiness and Alignment
▪ Improve System Reliability

Focus on our Customers
▪  Improvements made in 2007
 ▪ Increase in success rate for resolving customer issues on the first visit
 ▪ Sped up issue resolution by 50%
 ▪ Website improvements
▪  Resulted in Increased Customer satisfaction
 ▪ Continued upward trend in 2007
 ▪ PG&E ranks in top 10% for both electric and natural gas
 service

Residential Electric
Residential Gas
Business Gas
Business Electric
0
10
20
30
40
50
60
70
80
76
51
43
58
20
5
38
11
4
55
46
2
Utilities Ranked
2006
2007

JD Power Rankings
2007 Higher than 2006

Projected Energy Load Growth Met By Demand-Side Resources, 2007–2016

PG&E expects that more than half of the anticipated growth in electric energy demand will be mitigated through energy efficiency and distributed generation, such as customer-owned solar.

Renewable resources, clean and efficient fossil-fuel generation, and additional market purchases.
Energy Efficiency meets 53% of expected load growth.
Distributed Generation meets 4% of expected growth.
0%
20%
40%
60%
80%
100%

This chart shows the projected growth in energy load in PG&E's service area between 2007 and 2016. Projections are based on the California Energy Commission's revised electric demand forecast (November 2007).

Innovative EE and DR programs

GE Watthour Meter
CL 200 240 V 3 W FM 2S TA 30
PG&E 5P1962
Kh
7.2

*  2008 to 2011 estimates are based on forecasted construction schedules and additional contracted resources
Year-end 2008 target: 1.3 million meters installed
2007 2008  2009  2010 2011    2012
1st meter
installed
11/06
Billing IT infrastructure
live 2Q 2007
Live AMI billing
12/07
SmartMeterTM
Upgrade Filing
12/07
Demand Response
Interval Billing Live
05/08
Upgrade technology
installation 4Q 08
Deployment (incl.upgrade)
complete 1Q 2012
SmartMeterTM Program Progress
▪ Over 550,000 meters installed
▪ 270,000 meters being read electronically

2008 Business Priorities
▪ Deliver on our EPS Goals
▪ Focus on Customer Service and Satisfaction
▪ Identify and Capture Operating Efficiencies
▪ Ensure Workforce Readiness and Alignment
▪ Improve System Reliability

▪ Strategic Sourcing
 ▪ IT, Telecom, and consulting ($1.4 B in annual spend)
 ▪ Contract extensions ($1.2 B in annual spend)
▪ Labor Productivity
 ▪ Timekeeping and reporting process
▪ Asset Management
 ▪ Fleet Management ($200 M in annual spend)
 ▪ Real Estate Optimization ($100 M in annual spend)
 ▪ Inventory Management ($150 M in asset value)
 ▪ Cash Cycle Management ($50 M in annual spend)
Identifying Operational Efficiencies

2008 Business Priorities
▪ Deliver on our EPS Goals
▪ Focus on Customer Service and Satisfaction
▪ Identify and Capture Operating Efficiencies
▪ Ensure Workforce Readiness and Alignment
▪ Improve System Reliability

Developing a High Performance Team
▪ New Channels for Labor Talent
 ▪ Investment in recruiting expertise and infrastructure
 ▪ Power Pathways
 ▪ We’ve complimented our management ranks with additional leaders that broadens our diversity of backgrounds, expertise and thinking
▪ Leveraging Experience
 ▪ Significant investment in PG&E Academy to help develop our people
 ▪ Developing our leaders, at all levels, connected to key competencies
 ▪ Sr. officers are investing their time in connection to our vision, values and operating plan efforts
 ▪ Proactively engaging with the IBEW to provide training and education programs geared toward improving and sustaining productivity and safety
 ▪ Based on ongoing field improvement efforts, PG&E Academy is redesigning our field-based curriculum focused on optimizing human performance

2008 Compensation metrics	Percentage weight
Delivering on EPS Goals ***(Measurement of earnings from ongoing core operations)***	***40%***
Brand Health Index ***(Composite of customer surveys and marketing research)***	***20%***
Reliable Energy Delivery ***(Composite of various reliability metrics)***	***20%***
Employee Engagement Survey ***(Measurement of employee engagement at PG&E)***	***10%***
Safety Performance ***(Measurement of occupational injury or illness based on OSHA Recordables)***	***10%***

1 Internal target is not publicly reported but is consistent with our public guidance for 2007 EPS from operations.
Compensation Aligned with Business Focus
Measuring Our Performance

Focusing on Operations
Jack Keenan
Chief Operating Officer, Pacific Gas and Electric Company

2008 Business Priorities
▪ Deliver on our EPS Goals
▪ Focus on Customer Service and Satisfaction
▪ Identify and Capture Operating Efficiencies
▪ Ensure Workforce Readiness and Alignment
▪ Improve System Reliability

Major Project Highlights
▪ Diablo Canyon Steam Generator Replacement
▪ New Generation
 ▪ Gateway Generating Station
 ▪ Colusa Generating Station
 ▪ Humboldt Generating Station
▪ Electric Transmission Investment
▪ Cornerstone Improvement Program

▪ Steam Generator Replacement
 ▪ $700 MM approved capital investment
▪ Unit 2 replacement completed in 69 days
▪ Unit 1 replacement scheduled for early 2009
Diablo Steam Generator
Replacement

%
100
90
80
70
60
50
69.4
74.1
60.5
83.6
86.0
79.6
88.0
88.9
80.7
86.0
88.1
90.2
90.5
87.9
89.6
95.3
85.6
90.8
79.7
93.2
94.8
95.1
'86
'87
'88
'89
'90
'91
'92
'93
'94
'95
'96
'97
'98
'99
'00
'01
'02
'03
'04
'05
'06
'07

Diablo Canyon Capacity Factor*
*Including impact of refueling outage periods
Unit-1 R1 R2 R3 R4 R5 R6  R7 R8              R9    R10           R11 R12 R13 R14
Unit-2  R1 R2 R3     R4 R5 R6            R7 R8     R9             R10 R11 R12 R13
Historical Diablo Capacity Factors (Total Plant)

Gateway Generating Station
▪ More than 50% complete
▪>1,000,000 hours with no injury
▪ On budget, on time
▪ Begins operations 1Q 2009

Colusa
657 MW
Gateway
530 MW
Humboldt
163 MW
New Generation: Colusa & Humboldt
▪ Status
 ▪ Colusa: CEC permits received;
 construction imminent
 ▪ Humboldt: Slight delays in permitting,
 construction expected to begin by end of
 year
▪ Strategy for execution mirrors
 successes at Gateway
▪ Experienced project teams in place

Electric Transmission Investment
▪ Palermo Transmission Substation
 ▪ $15 MM interconnection for local transmission
▪ Lakeville-Sonoma Transmission Line
 ▪ $27 MM upgrade serving 60,000 customers
▪ Central California Clean Energy Transmission
 (C3ET) Line
 ▪ $1.2 B renewable access and increased reliability
 ▪ Expected completion late 2013

Cornerstone Improvement Program
▪ Proposed $2.3 B/ 6-yr. System Upgrade

 ▪ Key to electric distribution system reliability
 improvements

 ▪ Supporting distribution automation

 ▪ Preparing for the grid of the future

Key Operations Takeaways
▪ Large scale projects are progressing smoothly
▪ New generation projects are achieving excellent
 results: on time, on budget
▪ New transmission projects are gaining momentum with
 project development and permitting
▪ The Cornerstone Improvement Program is a significant
 step forward for our system

Conclusion
Peter Darbee

 8% CAGR in EPS
PCG: Investment Case
▪ PCG offers competitive growth and a constructive
 regulatory environment with an attractive valuation:
 ▪ $13 billion planned CapEx 2008-2011
 ▪ 85% of CapEx approved
 ▪ 11.45% ROE on 52% equity
 ▪ High-performing, low-carbon generation
 ▪ Decoupled revenues
 ▪ Sustainable dividend, growing in-line with EPS

1
Regulatory Overview
Investor Conference
May 22, 2008
Tom Bottorff
Senior Vice President, Regulatory Relations

2
Topics for Discussion
▪ Utility Revenue Requirement
▪ Revenue Protected from Sales Fluctuations
▪ Key Regulatory Proceedings
▪ Average Electric Rate Compared to CPI
▪ CPUC Commissioner Terms

$16,000
$12,000
$8,000
$4,000
$0
$/Millions
Electric
Gas
Combined

3
Utility Revenue Requirement
May 2008
Public Purpose Programs
Combined Electric and Natural Gas Supply
Base
Electric Supply
Natural Gas
50%
64%
43%
34%
41%
54%
2%
5%
7%

4
5%
Public
Purpose
35%
Base
54%
Electric and gas supply
Revenue not protected from sales fluctuations
Total revenue protected from sales fluctuations = 94%
Revenue Protected from Sales
Fluctuations

Case	Expected/Actual Filing Date	Expected Decision Date
2011 General Rate Case	August 2009 (NOI)	Q4 2010
Transmission Owners Rate Case 10	7/30/07	Q2 2009/Q3 2010*
Cost of Capital – Phase 2	5/8/07	Q2 2008
Cornerstone Improvement Program	5/15/08	TBD
SmartMeter™ Upgrade	12/12/07**	Q4 2008
Direct Access ▪ Phase 1 – Legal Issues ▪ Phase 2a – DWR Contracts ▪ Phase 2b – Merit ▪ Phase 3 – Rules	OIR: Q2 2007	 2/29/08 Q4 2008 TBD TBD
AB 32 Implementation ▪ CARB Scoping Plan ▪ Implementation (regulations in effect)	AB 32 signed 9/2006	 1/1/2009 1/1/2012
2009-2011 Energy Efficiency Programs	6/23/08	Q4 2008

5
*Q2 2009 if settlement reached; Q3 2010 if litigated
** Supplemental filing submitted 5/14/2008
Key Regulatory Proceedings

20.00
16.00
12.00
8.00
4.00
0.00
cents / kWh
15.9¢
CPI
13.7¢
10.5¢
Average Bundled Electric Rate
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

6
Average Electric Rate Compared
to CPI

7
CPUC Commissioner Terms
California Public Utilities Commission
▪ Commissioners serve six-year staggered terms; appointed by
 Governor, confirmed by state Senate
▪ Current commissioners/term expiration date:
 ▪ President Michael Peevey   January 1, 2009
 ▪ Commissioner John Bohn   January 1, 2012
 ▪ Commissioner Rachelle Chong  January 1, 2009
 ▪ Commissioner Dian Grueneich  January 1, 2011
 ▪ Commissioner Timothy Simon  January 1, 2013

8
Reliability Overview
Investor Conference
May 22, 2008
Ed Salas, Senior Vice President, Engineering and Operations
Geisha Williams, Senior Vice President, Energy Delivery

9
The Cornerstone Improvement
Program Summary
  PG&E seeking CPUC approval for a six-year
 program to improve reliability of our electric
 distribution system.
 ▪ Enhances overall reliability of energy delivery
 ▪ Increases grid flexibility to mitigate outages
 ▪ Sets higher performance expectations as
 measured by a proposed set of metrics

$700
$600
$500
$400
$300
$200
$100
$0
2009
2010
2011
2012
2013
2014

10
Cornerstone Program Costs
$2.3 B total capital investment with revenue requirement true-up
$2.3 B total capital investment with revenue requirement true-up

11
Cornerstone Program Scope
Three major initiatives:
1. Increase available capacity and interconnectivity of system by installing approximately 95 substation transformers, 180 additional feeders, and 1,000 miles of conductor
2. Implement distribution automation on approximately 1,200 circuits in urban and suburban areas
3. Improve reliability on rural circuits by installing approximately 5,500 switching devices to reduce the number of customers impacted by outages.

12
Cornerstone Program Benefits
▪ Reduces duration, frequency, and extent of
 outages
 ▪ Reduces duration by about 25%
 ▪ Lowers frequency by about 30%
▪ Increases ability to reconfigure system to quickly
 restore service
▪ Together with PG&E’s SmartMeterTM initiatives,
 provides the foundation for a “Smart Grid”

13
The Cornerstone Improvement Program is a
significant step toward building a more robust
electric infrastructure
The Cornerstone Improvement Program is a
significant step toward building a more robust
electric infrastructure
This provides an opportunity to:
This provides an opportunity to:
▪ Increase customer satisfaction
▪ Increase customer satisfaction
▪ Decrease outage duration and
▪ Decrease outage duration and
▪ Prepare for the grid of the future
▪ Prepare for the grid of the future
Conclusion

14
Customer Overview
Investor Conference
May 22, 2008
Helen Burt, Senior Vice President and Chief Customer Officer
Brad Whitcomb, Vice President, Marketing and Customer Innovation

15
Agenda
▪ Customer Care Background
▪ Customer Segmentation
▪ Demand Side Management
▪ The SmartMeter™ Program

16
“We commit to earn the
right to serve customers one interaction at a time.”
Customer Care Mission Statement

17
Electric Customers
Gas Customers
Note: * Residential data released in July (Electric) and September (Gas); Business data released in February (Electric) and March (Gas)
Bottom
Quartile
3rd
Quartile
2nd
Quartile
Top
Quartile
Residential*
Overall Customer
Satisfaction Index
2006
2007
2006
2007
Bottom
Quartile
3rd
Quartile
2nd
Quartile
Top
Quartile
Business
Overall Customer
Satisfaction Index
2006
2007
2006
2007
2008
2008
Rank:
2/55
Rank:
51/76
Rank:
43/76
Rank:
5/56
Rank:
20/56
Rank:
46/51
Rank:
4/38
Rank:
11/37
Rank:
2/40
Rank:
11/56
J.D. Power
Customer Satisfaction Performance

18
PG&E has taken Business Customer Satisfaction from
4th Quartile (“Worst”) to the Top Quartile (“First”)
Customer Satisfaction Success
Business Customer Satisfaction Drivers
1. Segmenting our business customers
2. Tailoring our product offerings
3. Focusing our Service and Sales force
4. Providing a specialized “Business Customer Call Center Line”
5. Informing PG&E decision making with customer priorities
6. Promoting awareness of PG&E’s leadership

297,021
35%
143,247
17%
145,567
17%
467,445
63%
206,266
28%
High Attributes/Low Engagement
N =736,220
15% High Attributes/High Engagement
47% Low Attributes/Low Engagement
N = 2,283,145
20% Low Attributes/High Engagement
N = 981,319
943,426
41%
228,010
10%
41%
636,586
20%
475,123
21%
121,910
12%

19
Segmentation leads to enhanced customer experience
HIGH
HIGH
LOW
Customer Needs
Energy Needs
• Higher Income / Large Homes
ILLUSTRATIVE
• Non-Temperate Climate
Account Needs
• Multiple Accounts
• Multiple Payment Methods
• Missed 20% Payments past 12
 months
Attention Needs
• Help Tickets(2+ Past 12 months)
• Life Support / Medical
Engagement (Programs, Interactions, Automation)
BPP Rebate   Involved Pay - Auto /OEP /EFT
CARE  ClimateSmart   Specific Rate Plan
FERA Web Registered  IVR Contact
Residential Segmentation

Renewable resources, clean and efficient fossil-fuel generation, and additional market purchases.
Energy Efficiency meets 53% of expected load growth.
Distributed Generation meets 4% of expected growth.
0%
20%
40%
60%
80%
100%

20
Demand Side Management is projected to offset over 50% of
PG&E’s future load growth
Demand Reduction
Strategies
Solar
Demand
Response
Transportation
Energy
Efficiency
Demand Side Management

21
The Best Year Ever in Energy Efficiency Innovation
2007 Energy Efficiency Successes
▪ PG&E set a personal best in terms of the highest gross
 savings we’ve ever achieved
▪ Prevented more than 1 million tons of CO2 emissions
 ▪ Equivalent to taking 150,000 cars off the road for one year
 ▪ Saved enough energy to power 225,000 homes for one year
 ▪ Saved enough natural gas to heat 50,000 homes for one year
▪ Delivered more than $500 million in societal net benefits to
 PG&E customers
▪ Received over 30 national awards and recognitions for
 2007 programs - the most for any year in our 31 years of
 doing energy efficiency
 ▪ ENERGY STAR® Partner of the Year
 ▪ ENERGY STAR®  HOMES Outstanding Achievement Award
 ▪ 12 programs recognized as Exemplary by American Council for an
 Energy-Efficient Economy (ACEEE)

Expected Date	Activity
Summer 2008	**CPUC finalizes metrics used to evaluate net energy efficiency results for 2006-2007 performance**
Sep 2008	**PG&E files for 2006-2007 earnings**
Dec 2008	**PG&E receives approval from CPUC to book 65% of 2006-2007 earnings (remaining 35% is "holdback" amount)**
Dec 2009	**PG&E receives approval from CPUC to book 65% of 2008 earnings (remaining 35% is "holdback" amount)**
Aug 2010	**PG&E receives approval from CPUC to book remaining 35% of 2006-2008 earnings**

22
Energy Efficiency Incentive
Approval Process

23
Looking Ahead
▪ 2009 - 2011 Energy Efficiency
 Programs
▪ Opportunities for Innovation

24
Today
Near-Term
Future
• Home Area
 Network Energy
 Management
• PHEV
 SmartCharge™
• Vehicle to Grid
• Distributed storage
 and generation
• SmartMeters™
• Electric Field Vehicles
Innovating for the Future:
Smart Energy Web

25
Procurement Overview
Investor Conference
May 22, 2008

Fong Wan, Vice President, Energy Procurement
 Roy Kuga, Vice President, Energy Supply

26
▪ Manage electric and gas procurement to achieve
 the following objectives:
 ▪ Ensure reliable supply
 ▪ Reduce customer costs and price risk
 ▪ Support environmentally preferred resources
 ▪ Minimize shareholder risk
▪ Key challenges include managing the
 uncertainties related to:
 ▪ Changing market structure
 ▪ Maintaining system reliability with uncertain resource
 development
Energy Procurement Objectives and
Challenges

27
Energy Procurement Strategy
▪ Portfolio diversification is key to long-term
 success
 ▪ Portfolio of both utility owned generation and IPP contracts
 ▪ Diversify contracts across terms, technologies, and
 counterparties to ensure performance
 ▪ Diversify timing of commercial execution to minimize market risks
▪ Minimize customer and shareholder risks
 ▪ Use of competitive solicitations for regulatory transparency
 ▪ Seek pre-approval of procurement plans and long-term
 contracts
 ▪ Use of financial hedging to protect against price spikes

28
We have made the following progress toward achieving
our goals:
 ▪ Reliably met our gas and electric demands with full cost recovery
 ▪ Contracted for over 3000 MW of renewable energy resources
 ▪ Contracted or developed over 2000 MW of new, efficient,
 operationally flexibly gas-fired resources
 ▪ Developing access to multiple gas supply resources:
 – Anchor tenant on Ruby Pipeline to the Rockies
 – Expansion of storage services
 – Exploring access to Liquified Natural Gas
 ▪ Unprecedented support for the development of new clean
 generation technologies
Energy Procurement Accomplishments

29
Emerging Clean Technologies
BioGas
Wind
Wave
Energy Storage
Geothermal
Renewable Fuel Cell

30
Solar Technologies Under Deployment
Power Tower
Concentrating PV
Thin Film PV
Compact Linear Fresnel
Trough
Dish Engine

1
▪ Officer Biographies

2
PETER A. DARBEE
Chairman of the Board, Chief Executive Officer, and President
PG&E Corporation
Peter Darbee, a veteran of the energy, telecommunications, and investment banking industries, is
Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation. Based in
San Francisco, PG&E Corporation is a $35 billion energy-based holding company that owns
Pacific Gas and Electric Company, one of the largest combination natural gas and electric utilities in the United States. The utility serves 15 million people throughout a 70,000-square-mile service area in Northern and Central California.
Darbee, 55, joined PG&E Corporation in 1999 as Senior Vice President and Chief Financial
Officer. Prior to that, he was Vice President and Chief Financial Officer of Advance Fibre
Communications Inc. (AFC), a telecommunications manufacturer of digital loop carrier systems.
Before joining AFC, he was Vice President, Chief Financial Officer, and Controller of Pacific Bell.
Darbee previously was an investment banker with Goldman Sachs, where he was Vice President and co-head of the company's energy and telecommunications group. He also held positions at
Salomon Brothers and AT&T.
Darbee earned his bachelor's degree in economics from Dartmouth College and an M.B.A. from the Amos Tuck School of Business at Dartmouth. He has also successfully completed the Nuclear
Reactor Technology Program at the Massachusetts Institute of Technology.
Darbee is a Director of PG&E Corporation and Pacific Gas and Electric Company. He is a
member of the CEO board for the Clean Energy Group, a member of the Edison Electric Institute
Executive Committee, and also serves as Co-Chairman of the EEI Energy Efficiency Task Force.
Darbee also is active in numerous civic and community organizations, including The Business
Council, the California Business Roundtable, the California Commission for Jobs and Economic
Growth, the San Francisco Committee on JOBS, and the San Francisco Symphony Board of
Governors.

3
WILLIAM T. MORROW
President and Chief Executive Officer
Pacific Gas and Electric Company
Bill Morrow is President and Chief Executive Officer of Pacific Gas and Electric Company.
Morrow, 47, has more than 26 years of management experience in the telecommunications industry. Prior to joining PG&E in 2006, Morrow spent more than a decade as a senior executive with Vodafone working on three different continents, where he served as CEO of Vodafone’s
Europe region, President of Vodafone Japan, CEO of Vodafone UK, and President of Japan
Telecom.
Morrow began his career with a 15-year tenure at AT&T (then Pacific Telephone and later Pacific
Bell). He began as a technician climbing telephone poles and quickly advanced through the management ranks, successfully leading various engineering and operational organizations. His final position at Pacific Bell was Director of Data Products, where he managed the statewide operations that provided the backbone for California’s information superhighway.
Morrow’s leadership style and management experience have earned him a strong reputation for successfully turning around large companies, executing significant mergers and acquisitions, and using innovation to deliver results in challenging environments.
Morrow earned an electrical engineering degree as well as a business administration degree from
National University. He has also completed several executive management programs including certificates from Duke University and Wharton Business School.

4
CHRISTOPHER P. JOHNS
Senior Vice President, Chief Financial Officer and Treasurer
PG&E Corporation, and SVPand Treasurer of Pacific Gas and Electric Company
Chris Johns is Senior Vice President, Chief Financial Officer and Treasurer of PG&E
Corporation, and Senior Vice President and Treasurer of Pacific Gas and Electric
Company.
Johns, 46, oversees the financial activities of the $34 billion company including accounting, treasury, tax, business and financial planning, and investor relations.
Johns joined Pacific Gas and Electric Company in 1996 as Vice President and Controller,
and became Controller of PG&E Corporation when it was formed in January 1997. Later that year, he was promoted to Vice President and Controller. Johns was named Senior
Vice President and Controller in September 2001, and elected Chief Financial Officer in
January 2005. He assumed his current position in October 2005.
Before joining PG&E Corporation, Johns was a partner in KPMG Peat Marwick LLP.
Johns earned a bachelor’s degree in accounting from the University of Notre Dame. He has also successfully completed the Nuclear Reactor Technology Program at the
Massachusetts Institute of Technology.
He is a Certified Public Accountant in the states of California and Florida, and is a member of the Financial Executives Institute. He also serves on the Board of Trustees for the San Francisco Ballet.

5
JACK KEENAN
Chief Operating Officer
Pacific Gas and Electric Company
Jack Keenan is Chief Operating Officer of Pacific Gas and Electric Company, and oversees the day-to-day operations of the Utility.
Keenan joined Pacific Gas and Electric Company as Senior Vice President, Generation and
Chief Nuclear Officer in December 2005, where he was responsible for all of PG&E’s power generation assets, including nuclear, fossil and hydroelectric as well as the strategic direction and financial success in the following power generation sectors: nuclear, fossil, hydroelectric, cogeneration, and renewables.
Keenan has three decades of experience in nuclear generation, including system engineering, outage management, maintenance and operations. Most recently, Jack served as Vice President, Fossil Generation at Progress Energy in North Carolina. Previously, he
has held leadership positions at Progress Energy’s Brunswick Nuclear Plant and Robinson
Nuclear Plant, and managerial positions at Northeast Utilities’ Millstone Nuclear Power
Station. Under his leadership, the Diablo Canyon, Brunswick, and Robinson Plants were ranked among the best in the country by industry standards.
Keenan holds a bachelor’s degree in mechanical engineering from Worcester Polytechnic
Institute, in Massachusetts, and an MBA from Rensselaer Polytechnic Institute in
Connecticut.
`

6
BARBARA BARCON
Vice President, Finance and Chief Financial Officer
Pacific Gas and Electric Company
Barbara Barcon is Vice President, Finance and Chief Financial officer of Pacific Gas and
Electric Company. Barcon is responsible for business planning, management reporting, performance management and coordination of the company’s operating plan.
Barcon brings extensive finance experience to PG&E. She served in various roles at Northrop
Grumman Corporation, including Vice President of financial process excellence, Vice President of planning and analysis, and Chief Financial Officer of the Space Technology Sector. Her
previous experience includes serving as chief financial officer of Boeing Satellite Systems, in addition to more than 20 years at Hughes Electronics Company in key leadership positions, including Vice President and Chief Financial Officer of Hughes Space and Communications.
She holds a master’s degree in business administration from California State University, Long
Beach, and a bachelor’s degree from California State University, San Diego.

7
THOMAS E. BOTTORFF
Senior Vice President, Regulatory Relations
Pacific Gas and Electric Company
Tom Bottorff is Senior Vice President, Regulatory Relations, at Pacific Gas and Electric Company.
He oversees the following areas: Energy Revenue Requirements, Operations Revenue
Requirements, Rates and Tariffs, Regulatory Relations, Electric Transmission Rates, Regulatory
Strategy and Analysis, and the strategic planning components of the Utility’s Local Office
Transformation initiative.
Bottorff is responsible for developing, coordinating and managing policy with state and regulatory agencies, including the California Public Utilities Commission (CPUC), the Federal Energy
Regulatory Commission (FERC), and the California Independent System Operator (ISO). He also is responsible for developing and filing rate proposals with the CPUC and FERC, and for oversight of the company’s gas and electric tariffs.
Bottorff joined PG&E in 1982 and has served in a number of regulatory, rates, and customer service areas prior to his current assignment. Before joining the Utility, he was a power supply analyst for the Nuclear Regulatory Commission in Washington, D.C. He has also developed and built over 25 new homes in Northern California.
Bottorff received a Bachelor of Science degree in Electrical Engineering from the University of
California, Berkeley, and a Master of Science degree in Engineering Economic Systems from
Stanford University. He holds both general building and engineering contractor licenses in the state of California.

8
HELEN A. BURT
Senior Vice President and Chief Customer Officer
Pacific Gas and Electric Company
Helen Burt is Senior Vice President and Chief Customer Officer of Pacific Gas and Electric
Company.
Burt is responsible for all marketing and customer care functions at PG&E. Organizational responsibility includes marketing and customer insight, product development, sales and services as well as all call center, credit and billing operations, meter reading and credit operations, and field gas and electric services. She is also responsible for the company’s $1.47 billion SmartMeter™ project, designed to deploy 10 million advanced meter devices, as well as the company’s energy efficiency, solar, and demand response portfolio.
Burt is an experienced customer executive with 27 years of experience at TXU (previously known as Texas Utilities). She began her career at TXU as a customer service representative and concluded it as Vice President, Customer Billing and Operations at TXU Energy, with responsibility for all gas and electric customer service and a 2,000-person organization. Most recently, she worked with Bass and Company Management Consultants assisting energy and water industries with business process re-engineering, large-scale organizational change and technology integration to improve customer points of contact.
Burt holds a bachelor’s degree in biology from Midwestern State University in Wichita Falls,
Texas. She is active in numerous community and professional organizations. She has also been active in non-profit support for urban education and is a 2004 Fellow in the Broad Urban
Superintendents Academy.

9
ROY M. KUGA
Vice President, Energy Supply
Pacific Gas and Electric Company
Roy Kuga oversees the commercial transactions related to the procurement of gas and electricity commodities for PG&E's core gas and bundled electric service customers.
Commercial transactions include short, medium, and/or long-term power purchase agreements for new renewables, new natural gas fired resources and existing resources, and the development or acquisition of new utility-owned generation. His responsibilities include the procurement of supporting services such as gas storage, gas transportation, electric transmission rights, reserves, ancillary services and financial hedges. Kuga also oversees the daily dispatch and scheduling of resources and the implementation of the California Independent
System Operator's proposed Market Redesign and Technical Update.

Kuga first joined PG&E in 1978 and has spent much of his career at the Utility in the resource planning, generation, power contracting, and strategic planning fields. Prior to his current role,
Kuga was responsible for retail and wholesale market redesign and integrated demand and supply side planning to ensure reliable supplies of gas and electricity for the future, and was
Lead Director for Gas and Electric Supply for four years. He was previously with Chevron and
GTE.

Kuga received a Bachelor of Science degree in electrical engineering and a Bachelor of Arts degree in math both from the University of Hawaii, and a Master of Science degree in operations research from Stanford University. He is a registered professional engineer in the state of
California. Kuga also serves as a board member for the Chabot Space and Science Center in
Oakland, California.

10
HYUN PARK
Senior Vice President and General Counsel
PG&E Corporation
Hyun Park is Senior Vice President and General Counsel of PG&E Corporation.
Park is responsible for leading and directing the legal function for PG&E Corporation and its businesses, including its principal subsidiary, Pacific Gas and Electric Company. Park’s major responsibilities include oversight of all regulatory and securities law compliance, litigation strategy, and all legal matters related to significant corporate transactions, as well as corporate governance and the Corporate Secretary functions.
Prior to joining PG&E Corporation in 2006, he was Vice President, General Counsel, and
Secretary at Allegheny Energy, Inc., in Greensburg, Pennsylvania. Park previously served as
Senior Vice President, General Counsel, and Secretary of Sithe Energies, Inc., in New York,
New York. He also was a partner with the law firm of Latham & Watkins, where he specialized in corporate transactions and finance.
Park is a graduate of Harvard Law School. In addition, he holds a graduate degree in economics from Oxford University and a bachelor’s degree in economics from Columbia
College. He is a member of the State Bar of California.

11
GREG S. PRUETT
Senior Vice President, Corporate Relations
PG&E Corporation
Greg S. Pruett is Senior Vice President, Corporate Relations of PG&E Corporation.
He is responsible for leading and overseeing all external and internal communications and activities supporting the reputation and identity of PG&E Corporation, and its primary subsidiary, Pacific Gas and Electric Company.
Pruett has nearly 27 years of experience and expertise in communications and public affairs, including senior leadership positions at Bechtel and PG&E. He joined
PG&E most recently after leading public affairs for the American Gas Association in
Washington, D.C., where he was Vice President of Communications and Marketing.
Prior to this assignment, Pruett served as Bechtel Corporation’s Chief Public Affairs
Officer for its Iraq Infrastructure Reconstruction Program and was headquartered in
Baghdad where he managed all of the firm’s communications, public affairs and government relations efforts in support of its numerous infrastructure projects. Pruett was previously Vice President, Corporate Communications with PG&E, where he had served for 23 years in positions of increasing responsibility.
He holds a bachelor of arts degree in Journalism from California State University,
Fresno. He is also a graduate of Harvard Business School’s Program for Management
Development.

12
EDWARD A. SALAS
Senior Vice President, Engineering and Operations
Pacific Gas and Electric Company
Edward Salas is Senior Vice President of Engineering and Operations of Pacific Gas and
Electric Company. He oversees gas and electric strategy, planning, engineering and operations, for both the transmission and distribution systems.
Salas began his career in the telecommunications industry with positions of escalating operational responsibility at Pacific Bell, a start that would lead to 28 years of management experience both in the domestic and international telecommunications industry (wire line as well as wireless). He has served as Vice President and Chief Technical Officer for Telecel (a
cellular operator and AirTouch joint venture) in Portugal. Salas was later moved to Vodafone
AirTouch, first as Vice President of network engineering for domestic cellular networks and subsequently as Vice President of Operations and Chief Technical Officer for Vodafone-
Germany. Prior to joining PG&E, he served as Vice President of Network Strategy and
Planning for Verizon Wireless, responsible for technology planning, purchasing, and administration.
Salas holds a bachelor’s degree from California State University at Los Angeles. He has also completed the Harvard Business School’s Executive Program for Management Development
as well as the Michigan Business School’s Executive Program.

13
GABRIEL B. TOGNERI
Vice President, Investor Relations
PG&E Corporation
Gabe Togneri is Vice President, Investor Relations of PG&E Corporation. With more than 25 years of experience in energy and finance, Togneri is responsible for providing the investment community with information about the Corporation and its performance.
Togneri joined Pacific Gas and Electric Company, the Corporation's utility unit, in 1977 and has held a number of positions in the areas of sales forecasting, corporate planning, financial planning, financing, and cash management. He was named Assistant Treasurer in 1994 and joined PG&E Corporation in 1997. He assumed his current position as Vice President,
Investor Relations in 2000.
Togneri received a bachelor's degree in mathematics from the University of California, Davis, and holds master's degrees in statistics, operations research, and business administration from the University of California, Berkeley. He is a member of the Board of Directors of the
National Investor Relations Institute's San Francisco Chapter.

14
FONG WAN
Vice President, Energy Procurement
Pacific Gas and Electric Company
Fong Wan is Vice President, Energy Procurement of Pacific Gas and Electric Company, and
is responsible for gas and electric supply planning and policies, market assessment and quantitative analysis, supply development, procurement and settlement.
Wan joined Pacific Gas and Electric Company in 1988 as a financial analyst, and spent six years in the financial planning and analysis organization. He then worked in the gas supply and electric transmission business units, before moving to PG&E Energy Trading in 1997. He served for four years as Vice President, Risk Initiatives for PG&E Corporation Support
Services, Inc. and was named Vice President, Power Contracts and Electric Resource
Development at PG&E in May 2004. He was named to his current position in January 2006.
Wan has a Bachelor of Science degree in chemical engineering from Columbia University and an M.B.A from the University of Michigan.

15
BRADLEY E. WHITCOMB
Vice President, Marketing and Customer Innovation
Pacific Gas and Electric Company
Brad Whitcomb is the Vice President, Marketing and Customer Innovation for Pacific Gas and
Electric Company.
Whitcomb has primary responsibility for developing and managing market segment-specific products and services including energy efficiency, demand response, and solar. Whitcomb joined PG&E in 2006 as the Chief of Staff to the President and Chief Operating Officer.
Prior to joining PG&E, Whitcomb held a number of leadership positions in finance, technology strategy, marketing and business development, primarily in the telecommunications industry.
Most recently, he served as Chief Financial Officer of a technology start-up firm, Azteq Mobile
Corporation. Previously, he was based in Japan working as Vice President and Chief
Corporate Development Officer for Japan Telecom. In that role, he helped negotiate and execute the sale of Japan Telecom to Ripplewood Holdings, one of the largest mergers and acquisitions transactions in Japan at that time.
Whitcomb holds a bachelor’s degree from the University of California and an MBA from St.
Mary’s College.

1
Appendix
Investor Conference
May 22, 2008
Sonoma, California

2
PG&E SERVICE AREA
 IN CALIFORNIA
Pacific Gas and Electric Company
(PG&E)
▪ Provides energy to nearly 1 in 20 people in the U.S.
▪ 70,000 square-mile service territory
▪ Four main operational units:
 ▪ Electric and gas distribution
 ▪ Electric transmission
 ▪ Gas transmission
 ▪ Electric generation

Business Scope

- Retail electricity and natural gas distribution service (construction, operations and maintenance)
- Customer services (call centers, meter reading, billing)
- 5.1 million electric and 4.3 million gas customer accounts

Primary Assets

- $11.0 billion of rate base (2007 wtd. avg.)

Regulation

- California state regulation (CPUC)
- Cost of service ratemaking [(1)]
- Revenues stabilized by sales balancing accounts

3
(1) Authorized revenues = operating costs + (rate of return  rate base)
 Rate base = net plant ± adjustments to approximate invested capital
Electric and Gas Distribution

Business Scope

- Wholesale electric transmission services (construction, maintenance)
- Operation by CA Independent System Operator

Primary Assets

- $2.6 billion of rate base (2007 wtd. avg.)

Regulation

- Federal Regulation (FERC)
- Cost of Service Ratemaking
- Revenues vary with system load

Malin
Round Mt
VacaDixon
Tesi
Moss Landing
Los Banos
Gates
Midway
Diablo Canyon

4
Electric Transmission

Business Scope

- Natural gas transportation, storage, parking and lending services
- Customers: PG&E natural gas distribution and electric generation businesses, industrial customers, California electric generators

Primary Assets

- $1.5 billion of rate base (2007 wtd. avg.)

Regulation

- California state regulation (CPUC)
- Incentive ratemaking framework ("Gas Accord")
- Revenues vary with throughput

5
Natural Gas Transmission

Business Scope

- Electricity and ancillary services from owned and controlled resources
- Energy procurement program

Primary Assets

- $1.7 billion of rate base (2007 wtd. avg.)
- Diablo Canyon nuclear power plant (2,240 MW)
- Largest privately owned hydro system (3,896 MW)
- Funded nuclear plant decommissioning trusts of $1.8 billion

Regulation

- Cost of service ratemaking for utility-owned generation
- Pass through of power procurement costs

6
Electric Procurement and Owed
Generation

7
Helms Pumped Storage
Humboldt
Conventional Hydroelectric
facilities
PG&E Generation in California

8
Agricultural
Electric Customers
(86,179 GWh delivered)
Gas Customers
(869 Bcf delivered)
Industrial
69%
Commercial
8%
Residential
23%
Industrial
18%
Commercial
40%
Residential
36%
Agricultural
& Other
6%
2007 Customer Profiles - % by Sales

9
Preferred Loading Order
▪ PG&E’s resource investment strategy is aligned with
California’s Energy Action Plans:
 ▪ Energy Efficiency
 ▪ Demand Response
 ▪ Renewable Resources
 ▪ Distributed Generation
 ▪ Conventional Resources

Renewable RFO

- PG&E issued its annual Renewable RFO in March 2008
- Objective to sign an additional 1-2%
- Offers due by June, followed by CPUC review

Long-Term Plan 2006 Cycle

- PG&E issued its RFO in April, 2008
- PG&E was authorized to procure 800-1200 MW of operationally flexible resources by 2015
- Offers are due by the end of July, followed by CPUC review
- The authorized amount may be increased to account for any projects that have failed to materialize from the 2004 RFO

10
2008 RFO Process

Owned Generation	Type	Net Capacity (MW)	Percent
Diablo Canyon	Nuclear	2,240	36%
Hydroelectric Facilities	Hydro	3,896	62%
Humboldt	Fossil	135	2%
Total		6,271	100%

11
Utility Owned
32%
DWR
25%
QFs/
Renewables
23%
Irrigation
Districts
3%
Other Power
Purchases
17%
2007 total sources of electric energy*
* Approximately 12% of total retail sales are supplied by eligible renewable resources coming from utility-owned, QF, Irrigation Districts, and other sources.
PG&E: Existing Resource Mix

12
New Build Energy Procurement Cost ($/MWh)
0
20
40
60
80
100
120
140
160
Combined Cycle
Diablo Canyon
Energy Efficiency
Wind
Geothermal
Biomass
Solar & Emerging
Comparative Energy Procurement
Costs

Year Signed	Project	Max GWh/yr	Technology
2006	Military Pass Rd.	840	Geothermal
2006	HFI Silvan	142	Biomass
2006	Liberty Biofuels	70	Biofuels
2006	Bottle Rock USRG	385	Geothermal
2006	IAE Truckhaven	366	Geothermal
2006	Global Common - Chowchilla	72	2006
2006	Global Common – El Nido	72	Biomass
2006	Newberry	840	Geothermal
2006	Calpine Geysers	922	Geothermal
2006	Tunnel Hydro	2.1	Hydro
2006	Buckeye Hydro	1.4	Hydro
2006	Eden Vale Dairy	1.3	Biogas
2006	Microgy	TBD	Biogas
2006	Bio_Energy LLC	TBD	Biogas
2006	Palco	36	Biomass

Year Signed	Project	Max GWh/yr	Technology
2007	Solel	1388	Solar Thermal
2007	PPM-Klondike	265	Wind
2007	CalRenew	9	PV
2007	Green Volts	5	PV
2007	enXco	509	Wind
2007	Ausra	388	Solar Thermal
2007	White Creek	148	Wind
2007	Finavera Renewables	4	Wave
2008	BrightSource	1230	Solar Thermal

13
*Based on contracts signed through August 2007
1) Average delivered energy over multiple years: pre-RPS baseline
Over 21% of Projected 2010 Load Currently Signed*
Renewable Contracts Signed

($MM)	2008	2009	2010	2011	2012
Energy Recovery Bond Average Deferred Tax Balance	$683	$542	$396	$243	$82
Estimated After-tax Carrying Cost Credit*	$(40)	$(32)	$(23)	$(14)	$(5)

14
* Estimated carrying cost credits include only the equity portion and assume a utility equity ratio of 52% and ROE at 11.35%.
Estimated Average Deferred Tax Balances and
Carrying Cost Credit Impacts ($MM)
Carrying Cost Credit Impacts

15
($MM)	2008	2009	2010	2011	2012
Annual ERB Amortization	$354	$369	$386	$404	$423
End-of-year ERB balance	$1,582	$1,213	$827	$423	$-
ERB Amortization Schedule

Utility	Holding Company
Credit Facility Size	$2 billion	$200 million
Target Minimum Unused Borrowing Capacity	$800 million	$100 million
Target Cash Balance	$0	$40 million

16
Liquidity Availability and Targets

17
* Metrics include debt equivalents for long-term power purchase contracts
Current Ratings
▪ Utility Corporate Credit/Issuer: BBB+ (S&P) and A3 (Moody’s) ▪ Utility Senior unsecured debt: BBB+ (S&P) and A3 (Moody’s)
Average Utility Metrics (2008-2011)*
▪ S&P Business Profile Rating: 5 ▪ Total Debt to capitalization (EOY): 55% ▪ Funds from Operations Cash Interest Coverage: 5.20x ▪ Funds from Operations to Average Total Debt: 22%
Credit Profile

18
* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.
EPS on an Earnings from Operations Basis	$2.78
Items Impacting Comparability	0.00
EPS on a GAAP Basis	$2.78
2007
2007 EPS - Reg G Reconciliation

19
2008
	Low	High
EPS Guidance on an Earnings from Operations Basis* Estimated Items Impacting Comparability EPS Guidance on a GAAP Basis	$2.90 0.00 $2.90	$3.00 0.00 $3.00

2009
	Low	High
EPS Guidance on an Earnings from Operations Basis* Estimated Items Impacting Comparability EPS Guidance on a GAAP Basis	$3.15 0.00 $3.15	$3.25 0.00 $3.25
* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

EPS Guidance - Reg G Reconciliation